Exhibit 99.1


REGIONS TO ACQUIRE MORGAN KEEGAN

BIRMINGHAM, Ala.--(BUSINESS WIRE)--Dec. 18, 2000--Regions Financial Corp. (NASDAQ:RGBK) and Morgan Keegan, Inc. (NYSE:MOR)


o    Creates  leading  diversified  financial  services  company  in the South
o Excellent strategic fit which accelerates Regions' wealth management strategy
o    Morgan Keegan is a premier regional  broker-dealer
o    Financially attractive
o    Low-risk integration

Regions Financial Corp. (NASDAQ:RGBK - news) and Morgan Keegan, Inc. (NYSE:MOR - news) today announced the signing of a definitive agreement under which Regions will acquire the Memphis based Morgan Keegan. The acquisition will allow Regions to offer a full range of retail and institutional brokerage and investment banking services to its customers. Morgan Keegan will maintain its name and operate as a separate subsidiary of Regions. Allen B. Morgan, Jr., currently Chairman and Chief Executive Officer of Morgan Keegan, will continue in that capacity and will join the Board of Directors of Regions.

"This transaction is about better serving our clients and accelerating our long term earnings growth," Regions' President and Chief Executive Officer, Carl E. Jones, Jr., explained. "The combined strengths of Regions and Morgan Keegan coupled with a presence in the same regional markets means that we will be able to offer our commercial, municipal, retail and private banking clients a broader range of financial solutions and advisory services to satisfy their financial needs. Our firms share a common commitment to providing the highest standard of quality products and services to our regional customer base. I am excited about the significant potential benefits from this transaction and, based on our common operating culture and competitive strategies, I am convinced we can realize them."

Allen Morgan said, "Regions is an ideal partner for Morgan Keegan. Together we will create the full range financial services company our customers need and want. Morgan Keegan significantly enhances Regions' retail and institutional brokerage, fixed income and asset management capabilities and adds equity capital markets, investment banking and mergers and acquisitions to Regions' commercial and retail banking, trust, insurance and mortgage banking businesses. Combining with Regions will provide us with a unique platform, which comes with being part of a large financial services company. Retaining our identity as an independent operating subsidiary will set us apart from other firms and will allow us to maintain our entrepreneurial culture," Morgan Keegan's CEO concluded.

Under the terms of the agreement, Regions will pay $27.00 per share for each Morgan Keegan share in a transaction valued at $789 million. In addition, Regions has established an employee retention pool of 5.55 million stock options for key employees of Morgan Keegan. Morgan Keegan executive officers and directors, owning approximately 23% of the Morgan Keegan stock, have agreed to vote in favor of the merger. Additionally, Regions and Morgan Keegan


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have entered into a termination fee agreement under which Regions will receive a fee of $25 million under certain circumstances in the event the transaction is terminated.

The merger agreement provides for a tax-free exchange of Regions common shares for shares of Morgan Keegan. The per share exchange ratio will be based on the daily volume weighted average trading price per Regions share over the ten trading days ending two days prior to the closing. In lieu of Regions shares, Morgan Keegan shareholders may elect to receive $27.00 per share in cash at closing subject to a maximum of 30% (which may be increased at Regions' discretion) of Morgan Keegan's shares being exchanged for cash. Based on First Call consensus estimates, the transaction is expected to be modestly dilutive to Regions' 2001 earnings per share and accretive thereafter. The transaction will be immediately accretive to Regions' cash earnings per share. As a result of this transaction, Regions' non-interest income is expected to rise from approximately 30% to approximately 40% of total revenue.

Regions' Board of Directors has authorized the Company to repurchase up to 100% of the shares issued in connection with this transaction. These repurchases will be in addition to Regions' previously announced repurchase plans. In addition, Regions may purchase shares of common stock of Morgan Keegan, as well, prior to consummation of the acquisition.

After the transaction, Morgan Keegan will become Regions' brokerage and capital markets engine. As a result, Regions will merge its brokerage operations into Morgan Keegan. This combination will result in a company with 54 offices operating in 14 states with 961 Series 7 retail and institutional brokers. The firm will maintain its headquarters in Memphis and the senior management of Morgan Keegan will manage the combined operations of Morgan Keegan and Regions Investment Company, Inc. "I am excited at the opportunities afforded Morgan Keegan by the additional personnel and relationships which will come to our firm with the merger with Regions" Allen Morgan said. "With our expanded capabilities and access to Regions' customers, I am confident we can increase the penetration in our commercial and retail businesses by offering a broader product array to our joint customer bases," he concluded.

The acquisition, which will be accounted for as a purchase, is expected to close during the first quarter of 2001, pending Morgan Keegan stockholder approval, regulatory approval, as well as other customary conditions of closing.

Regions and Morgan Keegan will host a conference call to discuss this transaction at 10:30 a.m. (Eastern Standard Time) on December 18, 2000. Investors, analysts and other interested parties may dial in the conference call at 973-628-7055. In addition, a slide presentation containing information related to the transaction will be available on Regions' Web site at http://www.regionsbank.com shortly before the conference call. A replay of the conference call will be available through January 12, 2001, by dialing 402-220-2922.

Morgan Keegan & Company, Inc. is one of the South's largest investment firms. Through their 54 offices in 13 states, Morgan Keegan serves individual investors in the Southern United States and institutional clients throughout the United States and abroad. With more than 2,000 employees and over $250 million in equity capital, Morgan Keegan is an established leader in the financial services industry in the South.


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Regions Financial Corporation is a $43.6 billion bank holding company providing banking services from more than 750 offices in Alabama, Arkansas, Florida, Georgia, Louisiana, South Carolina, Tennessee and Texas. Regions also provides banking-related services in the fields of mortgage banking, insurance, securities brokerage and mutual funds. Regions' common stock is traded in the Nasdaq National Market System under the symbol RGBK.

Investors and security holders are advised to read the proxy statement/prospectus regarding the proposed transaction referenced in this press release when it becomes available, because it will contain important information. The proxy statement/prospectus will be filed with the Securities and Exchange Commission by Regions and Morgan Keegan. Security holders may receive a free copy of the proxy statement/prospectus (when available) and other related documents filed by Regions and Morgan Keegan at the Commission's website at http://www.sec.gov. Copies of the proxy statement/prospectus and other related documents can also be obtained, without charge, by directing a request to Regions Financial Corporation, 417 N. 20th Street, Birmingham, Alabama 35203,
Attention: Ronald C. Jackson (205-326-7374) or to Morgan Keegan, Inc., Fifty North Front Street, Memphis, Tennessee 38103, Attention: Joseph C. Weller (901-524-4100).

Morgan Keegan and its executive officers and directors may be deemed to be participants in the solicitation of proxies from stockholders of Morgan Keegan with respect to the transactions contemplated by the merger agreement. Information regarding such officers and directors is included in Morgan Keegan's proxy statement for its 2000 annual meeting of stockholders filed with the Commission on October 20, 2000. This document is available free of charge at the Commission's website at http://www.sec.gov and/or from Morgan Keegan.
For additional information, visit Regions' Web site at http://www.regionsbank.com or contact: Media: For Regions, Kathie B. Martin at 205-326-7188 Investors: For Regions, Ronald C. Jackson at 205-326-7374

Forward-Looking Statements:

The information contained in this press release may include forward-looking statements that reflect Regions' current views with respect to future events and financial performance. Regions' management believes that these forward-looking statements are reasonable, however, you should not place undue reliance on these statements as they are based only on current expectations and general assumptions and are subject to various risks, uncertainties, and other factors that may cause actual results to differ materially from the views, beliefs, and projections expressed in such statements. Such forward-looking statements are made in good faith by Regions pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.

The words "believe", "expect", "anticipate", "project", and similar expressions signify forward-looking statements. Readers are cautioned not to place undue reliance on any forward-looking statements made by or on behalf of Regions. Any such statement speaks only as of the date the statement was made. Regions undertakes no obligation to update or revise any forward-looking statements. Some factors which may affect the accuracy of our projections apply generally to the financial services industry, including: (a) the easing of restrictions on participants in the financial services


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industry, such as banks,  securities brokers and dealers,  investment companies, and finance companies, may increase our competitive pressures; (b) possible changes in interest rates may increase our funding costs and reduce our earning asset yields, thus reducing our margins; (c) possible changes in general economic  and  business  conditions  in the United  States and the  Southeast in
general  and  in  the   communities  we  serve  in  particular  may  lead  to  a
deterioration in credit quality, thereby increasing our provisioning costs, or a reduced demand for credit, thereby reducing our earning assets; (d) possible changes in trade, monetary and fiscal policies, laws, and regulations, and other activities of governments, agencies, and similar organizations, including changes in accounting standards, may have an adverse effect on our business; and
(e) possible changes in consumer and business spending and saving habits could have an effect on our ability to grow our assets and to attract deposits.

Other factors which may affect the accuracy of our projections are specific to Regions, including: (i) the cost and other effects of material contingencies, including litigation contingencies; (ii) our ability to expand into new markets and to maintain profit margins in the face of pricing pressures; (iii) our ability to keep pace with technological changes; (iv) our ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions' customers and potential Regions customers; (v) our ability to effectively manage interest rate risk, credit risk and operational risk; (vi) our ability to manage fluctuations in the value of our assets and liabilities and off-balance sheet exposures so as to maintain sufficient capital liquidity to support our business; and (vii) our ability to achieve the earnings expectations related to the businesses that we have recently acquired or may acquire in the future (including the Morgan Keegan transaction), which in turn depends on a variety of factors, including: our ability to achieve in a timely manner anticipated cost savings and revenue enhancements with respect to acquired operations; the assimilation of acquired operations to the Regions corporate culture, including the ability to instill our credit practices and efficient approach to acquired operations; our ability to retain existing customers and employees of acquired operations; and the continued growth of the markets that the acquired entities serve, consistent with recent historical experience.

   Regions Financial Corporation/Morgan Keegan, Inc. Affiliation Q & A


     Q    What is this new affiliation between Regions and Morgan Keegan?

     A On December 18, Regions Financial Corporation announced the signing of a definitive agreement under which Regions would acquire the Memphis-based securities firm, Morgan Keegan. The acquisition, which will be accounted for as a purchase, is expected to close during the first quarter of 2001, pending Morgan Keegan stockholder approval, regulatory approval, as well as other customary conditions of closing.

     Q    Who is Morgan Keegan, Inc?

     A Morgan Keegan & Company, Inc. is one of the South's largest investment firms. With their 54 offices in 13 states, Morgan Keegan serves individual investors in the southern United States and institutional clients throughout the U.S. and abroad.


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          Morgan Keegan & Company, Inc. is a subsidiary of Morgan Keegan Inc., a financial services holding company listed on the New York Stock Exchange as MOR.

          Headquartered in Memphis, Tennessee, it operates offices in Alabama, Arkansas, Florida, Georgia, Kentucky, Louisiana, Massachusetts, Mississippi, New York, North Carolina, Tennessee, Texas and Virginia. Morgan Keegan employs more than 2,000 individuals including 761 investment advisors.

     Q    What are the primary market sectors for Morgan Keegan?

     A Morgan Keegan's primary sectors are Private Client Brokerage, Public Finance, Agency and Corporate Fixed Income, Research, Equity Capital Markets, Asset Management, and Corporate Finance Advisory.

     Q    Why is Regions acquiring an investment firm?

     A Regions was already expanding the investment services it offers to its banking customers through a project called Regions Asset Management Strategy (RAMS). This expansion would have taken several years to achieve the market penetration enjoyed by Morgan Keegan so the merger fast-forwards Regions into its five-year plan. This transaction also should enable Regions to better serve its customers and is expected to accelerate long-term earnings growth. The combined strengths and presence in the same regional markets will provide commercial, municipal, retail and private banking customers of the combined firm a broader range of financial solutions and advisory services to satisfy their financial needs. The addition of Morgan Keegan also brings Regions a wealth of respected investment expertise that will allow it to better serve the growing investment needs of its customers. The many similarities Morgan Keegan shares with Regions in the areas of management style, corporate culture and a focus on quality make this an excellent combination that should benefit customers and shareholders of both organizations.

     Q    Will Morgan Keegan continue to operate as it has?

     A Morgan Keegan will maintain its name and operate as a separate subsidiary of Regions. Allen B. Morgan, Jr., currently Chairman and Chief Executive Officer of Morgan Keegan, will continue in that capacity and will also join the Regions Corporate Board of Directors.

          Regions Investment Company, Inc., will become part of the Morgan Keegan operation. The combination of the two companies will greatly enhance opportunities for both Morgan Keegan and Regions Investment brokers and customers by broadening the financial services offered by both organizations.

     Q    How does Morgan Keegan compare in size to Regions Investment Company?

     A Morgan Keegan is approximately ten times larger than Regions' existing investment operation.

     Q    When is the acquisition expected to close?


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     A    A first quarter 2001 closing is anticipated but this date is dependent on regulatory timelines.

     Q    Will there be management changes within Morgan Keegan?

     A Allen B. Morgan, Jr. and the existing Morgan Keegan management team will continue to make all decisions relative to the management structure within Morgan Keegan.

     Q How will Regions Investment Company and Morgan Keegan customers be affected?

     A The combination of the two companies should be largely transparent to the customers of Morgan Keegan. Once the merger is effective, customers of Regions Investment Company will see the name of the provider of the services they receive shift to Morgan Keegan, a Regions company. The Morgan Keegan customers will only find a much broader array of traditional banking services available to them.

     Q Are there additional financing opportunities for the middle-market commercial customers of Regions as a result of this merger?

     A This combination will clearly enable Regions customers to have access to capital markets that they have not heretofore been able to utilize through Regions.

     Q    What happens to Morgan Keegan's branch offices?

     A The offices are outstanding facilities and will remain intact to augment the distribution channel of more than 750 Regions offices. Morgan Keegan will explore the potential of opening new offices in those Regions markets not having direct access to their services as well as co-location in Regions offices as market demographics indicate preferences and propensity to use these services.

     Q Will the MOR asset management account be utilized by the Regions branch distribution network?

     A The MOR Account is an integrated asset management program with an array of features including a Morgan Keegan margin securities account
          - or a cash account, if preferred - four money market fund options, a checking account, debit card, Internet access and other special features. This product is new for Regions and will be offered initially to Regions customers directly through the Morgan Keegan offices. Distribution through Regions offices will be considered as a future initiative.

     Q    What is the  overriding  value or theme  that  best  describes  Morgan
          Keegan?

     A    Morgan Keegan is in the business of creating wealth for their clients.

     Q Does Regions anticipate a change in its corporate structure as a result of this transaction?

     A    Regions plans to file to become a Financial  Services  Holding Company
          as  permitted   under  the  new  Financial   Modernization   Act.  The
          convergence of the financial  services  industry


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          has accelerated  with the regulatory  changes  provided by this new federal law. This new law allows more flexibility for companies, enables more open competition for the financial services industry, and creates opportunities for customers to obtain improved service levels and expanded product offerings.

     Q Will this merger affect the quality of service provided by either company?

     A The banking customers of Regions and Morgan Keegan clients will experience no change really because there is no system conversion required for either customer group. The investment customers of Regions will be converted to the Morgan Keegan system during 2001 (planned for June time period). Morgan Keegan's system capability is more advanced than Regions', so the customers should see improvements in quality service as well as new product availability.

Note: A Photo is available at URL:
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   Contact:
   Regions Financial Corp.
   Media:
   Kathie B. Martin, 205/326-7188
   or
   Investors:
   Ronald C. Jackson, 205/326-7374